SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                     ___________


                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 12 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): August 1, 1997

                                    COMPUMED, INC.
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                  (Exact Name of Registrant as Specified in Charter)

                    Delaware                             95-2860434
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          (State or Other Juris-        (Commission    (IRS Employer
          diction of Incorporation      File Number)   Identification No.)


            1230 Rosecrans Avenue, Suite 1000
            Manhattan Beach, California                          90266
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          (Address of principal executive offices)               (Zip Code)

          Registrant's telephone number, including area code:(310) 643-5106
                                                             --------------

                              N/A
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            (Former Name or Former Address, if Changed Since Last Report)

          ITEM 5.   OTHER EVENTS.

                    As of August 1, 1997, the Board of Directors of CompuMed, Inc. (the "Company") extended the expiration date of its public Warrants to August 2, 1999 from August 2, 1997. The Warrants were issued under a Warrant Agreement, dated as of August 3, 1992, between the Company and U.S. Stock Transfer Corporation, as Warrant Agent (the "Warrant Agreement"). The Warrant Agreement presently entitles each Warrantholder to purchase one share of the Company's Common Stock, $.01 par value, at an exercise price of $3.75 per share for every ten (10) Warrants held.

                    The Company and the Warrant Agent have amended the Warrant Agreement under an Amendatory Agreement, dated as of July 31, 1997, to provide for the extension of the Warrants for a period of two years, whereby the Warrants will now expire on the close of business on August 2, 1999. All other terms and conditions set forth in the Warrant Agreement remain the same. A Notice of Extension has been sent to all recordholders of the Warrants.

                    At July 31, 1997, there were outstanding 6,471,700 Warrants for the purchase of 647,170 shares of Common Stock.


          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibit No.         Description
               ----------          -----------

                  10.1 Amendment to the Warrant Agreement, dated as of July 29th, 1997, between CompuMed, Inc. and U.S. Stock Transfer Corporation.

                  99.1             Notice of Extension, dated August 4,
                                   1997.

                  99.2             Press Release, dated August 1, 1997.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPUMED, INC.


          Date:     August 4, 1997           By:  /s/ Rod N. Raynovich
                                                ------------------------
                                                Name:  Rod N. Raynovich
                                                Title: President

                                    EXHIBIT INDEX


          Exhibit
          -------

           10.1. Amendment to Warrant Agreement, dated as of July 31, 1997 between the Company and U.S. Stock Transfer Corporation, as
                    Warrant Agent.

           99.1.    Notice to Warrantholders of Extension of
                    Expiration Date.

           99.2.    Press Release.



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